                                                                 Exhibit (d)(26)

             AMENDMENT NO. 3 TO THE INVESTMENT SUBADVISORY AGREEMENT

     This AMENDMENT amends, as of the 14th day of September, 2006 (the "Effective Date"), the Investment Subadvisory Agreement (the "Agreement"), dated as of December 29, 2003, by and among The Vantagepoint Funds, a Delaware Statutory Trust, Vantagepoint Investment Advisers, LLC ("VIA"), and Mellon Capital Management Corporation (the "Subadviser").

     WHEREAS, the Subadviser serves as an investment subadviser to the Vantagepoint Core Bond Index Fund (the "Fund"), a series of The Vantagepoint Funds, pursuant to the Agreement;

     WHEREAS, VIA, Subadviser and The Vantagepoint Funds desire to amend the Agreement as set forth below.

     NOW, THEREFORE, The Vantagepoint Funds, VIA and the Subadviser hereby agree that, as of the Effective Date, the Agreement shall be amended as follows:

     1. FEE SCHEDULE

     Schedule A, Fee Schedule shall be replaced in its entirety with the revised Schedule A attached to this Amendment.

     2. GENERAL

     This Amendment contains the entire understanding among the parties with respect to the subject matter in this Amendment. Except as expressly set forth herein, the Agreement shall remain unaffected hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the Effective Date.

                                        THE VANTAGEPOINT FUNDS, ON BEHALF OF THE
                                        VANTAGEPOINT CORE BOND INDEX FUND


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Approved by:
                                                     ---------------------------

                                                     ---------------------------
                                                     [Name, Title]


                                        VANTAGEPOINT INVESTMENT ADVISERS, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Approved by:
                                                     ---------------------------

                                                     ---------------------------
                                                     [Name, Title]


                                        MELLON CAPITAL MANAGEMENT CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE A

                      VANTAGEPOINT INVESTMENT ADVISERS, LLC

                             THE VANTAGEPOINT FUNDS

                                  FEE SCHEDULE

                                       FOR

                      MELLON CAPITAL MANAGEMENT CORPORATION

                        VANTAGEPOINT CORE BOND INDEX FUND

The Subadviser's quarterly fee shall be calculated based on the value of the average daily net assets of the Account as provided by the Custodian, based on the following annual rates:

First  $50 million    0.05 percent
Next   $50 million    0.04 percent
Next   $900 million   0.02 percent
Over   $1 billion     0.01 percent

             AMENDMENT NO. 3 TO THE INVESTMENT SUBADVISORY AGREEMENT

     This AMENDMENT amends, as of the 14th day of September, 2006 (the "Effective Date"), the Investment Subadvisory Agreement (the "Agreement"), dated as of December 29, 2003, by and among The Vantagepoint Funds, a Delaware Statutory Trust, Vantagepoint Investment Advisers, LLC ("VIA"), and Mellon Capital Management Corporation (the "Subadviser").

     WHEREAS, the Subadviser serves as an investment subadviser to the Vantagepoint Overseas Equity Index Fund (the "Fund"), a series of The Vantagepoint Funds, pursuant to the Agreement;

     WHEREAS, VIA, Subadviser and The Vantagepoint Funds desire to amend the Agreement as set forth below.

     NOW, THEREFORE, The Vantagepoint Funds, VIA and the Subadviser hereby agree that, as of the Effective Date, the Agreement shall be amended as follows:

     1. FEE SCHEDULE

     Schedule A, Fee Schedule shall be replaced in its entirety with the revised Schedule A attached to this Amendment.

     2. GENERAL

     This Amendment contains the entire understanding among the parties with respect to the subject matter in this Amendment. Except as expressly set forth herein, the Agreement shall remain unaffected hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the Effective Date.

                                        THE VANTAGEPOINT FUNDS, ON BEHALF OF THE
                                        VANTAGEPOINT OVERSEAS EQUITY INDEX FUND


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Approved by:
                                                     ---------------------------

                                                     ---------------------------
                                                     [Name, Title]


                                        VANTAGEPOINT INVESTMENT ADVISERS, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Approved by:
                                                     ---------------------------

                                                     ---------------------------
                                                     [Name, Title]


                                        MELLON CAPITAL MANAGEMENT CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE A

                      VANTAGEPOINT INVESTMENT ADVISERS, LLC

                             THE VANTAGEPOINT FUNDS

                                  FEE SCHEDULE

                                       FOR

                      MELLON CAPITAL MANAGEMENT CORPORATION

                     VANTAGEPOINT OVERSEAS EQUITY INDEX FUND

The Subadviser's quarterly fee shall be calculated based on the value of the average daily net assets of the Account as provided by the Custodian, based on the following annual rates:

First   $50 million    0.10 percent
Next    $950 million   0.06 percent
Over    $1 billion     0.01 percent

             AMENDMENT NO. 3 TO THE INVESTMENT SUBADVISORY AGREEMENT

     This AMENDMENT amends, as of the 14th day of September, 2006 (the "Effective Date"), the Investment Subadvisory Agreement (the "Agreement"), dated as of December 29, 2003, by and among The Vantagepoint Funds, a Delaware Statutory Trust, Vantagepoint Investment Advisers, LLC ("VIA"), and Mellon Capital Management Corporation (the "Subadviser").

     WHEREAS, the Subadviser serves as an investment subadviser to the Vantagepoint US Government Securities Fund (the "Fund"), a series of The Vantagepoint Funds, pursuant to the Agreement;

     WHEREAS, VIA, Subadviser and The Vantagepoint Funds desire to amend the Agreement as set forth below.

     NOW, THEREFORE, The Vantagepoint Funds, VIA and the Subadviser hereby agree that, as of the Effective Date, the Agreement shall be amended as follows:

     1. FEE SCHEDULE

     Schedule A, Fee Schedule shall be replaced in its entirety with the revised Schedule A attached to this Amendment.

     2. GENERAL

     This Amendment contains the entire understanding among the parties with respect to the subject matter in this Amendment. Except as expressly set forth herein, the Agreement shall remain unaffected hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the Effective Date.

                                        THE VANTAGEPOINT FUNDS, ON BEHALF OF THE
                                        VANTAGEPOINT US GOVERNMENT SECURITIES
                                        FUND


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Approved by:
                                                     ---------------------------

                                                     ---------------------------
                                                     [Name, Title]


                                        VANTAGEPOINT INVESTMENT ADVISERS, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Approved by:
                                                     ---------------------------

                                                     ---------------------------
                                                     [Name, Title]


                                        MELLON CAPITAL MANAGEMENT CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE A

                      VANTAGEPOINT INVESTMENT ADVISERS, LLC

                             THE VANTAGEPOINT FUNDS

                                  FEE SCHEDULE

                                       FOR

                      MELLON CAPITAL MANAGEMENT CORPORATION

                   VANTAGEPOINT US GOVERNMENT SECURITIES FUND

The Subadviser's quarterly fee shall be calculated based on the value of the average daily net assets of the Account as provided by the Custodian, based on the following annual rates:

First   $100 million   0.06 percent
Next    $900 million   0.05 percent
Over    $1 billion     0.01 percent